Chart Industries FOURTH QUARTER AND FULL YEAR 2021 EARNINGS CALL Exhibit 99.2

Forward-Looking Statements

CERTAIN STATEMENTS MADE IN THIS PRESENTATION ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING THE COMPANY'S BUSINESS PLANS, INCLUDING STATEMENTS REGARDING COMPLETED DIVESTITURES, ACQUISITIONS AND INVESTMENTS, COST SYNERGIES AND EFFICIENCY SAVINGS, OBJECTIVES, FUTURE ORDERS, REVENUES, MARGINS, EARNINGS OR PERFORMANCE, LIQUIDITY AND CASH FLOW, CAPITAL EXPENDITURES, SUPPLY CHAIN CHALLENGES, BUSINESS TRENDS, CLEAN ENERGY MARKET OPPORTUNITIES INCLUDING ADDRESSABLE MARKETS, GOVERNMENTAL INITIATIVES, INCLUDING EXECUTIVE ORDERS AND OTHER INFORMATION THAT IS NOT HISTORICAL IN NATURE. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY TERMINOLOGY SUCH AS "MAY," "WILL," "SHOULD," "COULD," "EXPECTS," "ANTICIPATES," "BELIEVES," "PROJECTS," "FORECASTS," "OUTLOOK," "GUIDANCE," "CONTINUE," "TARGET," OR THE NEGATIVE OF SUCH TERMS OR COMPARABLE TERMINOLOGY.

FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION OR IN OTHER STATEMENTS MADE BY THE COMPANY ARE MADE BASED ON MANAGEMENT'S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS IMPACTING THE COMPANY AND ARE SUBJECT TO UNCERTAINTIES AND FACTORS RELATING TO THE COMPANY'S OPERATIONS AND BUSINESS ENVIRONMENT, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL, THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE MATTERS EXPRESSED OR IMPLIED BY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS INCLUDE: THE COMPANY'S ABILITY TO SUCCESSFULLY INTEGRATE RECENT ACQUISITIONS AND ACHIEVE THE ANTICIPATED REVENUE, EARNINGS, ACCRETION AND OTHER BENEFITS FROM THESE ACQUISITIONS; SLOWER THAN ANTICIPATED GROWTH AND MARKET ACCEPTANCE OF NEW CLEAN ENERGY PRODUCT OFFERINGS; INABILITY TO ACHIEVE EXPECTED PRICE INCREASES OR CONTINUED SUPPLY CHAIN CHALLENGES INCLUDING VOLATILITY IN RAW MATERIALS COST AND SUPPLY; RISKS RELATING TO THE OUTBREAK AND CONTINUED UNCERTAINTY ASSOCIATED WITH THE CORONAVIRUS (COVID-19) AND THE OTHER FACTORS DISCUSSED IN ITEM 1A (RISK FACTORS) IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q FILED WITH THE SEC, WHICH SHOULD BE REVIEWED CAREFULLY. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT.

THIS PRESENTATION CONTAINS FOURTH QUARTER AND FULL YEAR 2021 NON-GAAP FINANCIAL INFORMATION, INCLUDING ADJUSTED NON-DILUTED EPS, "NET INCOME, ADJUSTED", FREE CASH FLOW, ADJUSTED FREE CASH FLOW, EBITDA, ADJUSTED EBITDA, ADJUSTED GROSS PROFIT, ADJUSTED GROSS PROFIT MARGIN, ADJUSTED OPERATING INCOME, AND ADJUSTED OPERATING MARGIN. FOR ADDITIONAL INFORMATION REGARDING THE COMPANY'S USE OF NON-GAAP FINANCIAL INFORMATION, AS WELL AS RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE FINANCIAL MEASURES CALCULATED AND PRESENTED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP"), PLEASE SEE THE RECONCILIATION SLIDES TITLED "FOURTH QUARTER AND FULL YEAR 2021 EARNINGS PER SHARE" AND "FOURTH QUARTER AND FULL YEAR 2021 FREE CASH FLOW" INCLUDED IN, OR IN THE APPENDIX AT THE END OF, THIS PRESENTATION. PLEASE SEE THE RECONCILIATION TABLE AT THE END OF THE ACCOMPANYING EARNINGS RELEASE FOR THE "ADJUSTED GROSS PROFIT" AND "ADJUSTED OPERATING INCOME" RECONCILIATIONS, AS WELL AS A RECONCILIATION AND ADDITIONAL DETAILS ON ADJUSTED NON-DILUTED EPS. WITH RESPECT TO THE COMPANY'S 2021 AND 2022 FULL YEAR EARNINGS OUTLOOK, THE COMPANY IS NOT ABLE TO PROVIDE A RECONCILIATION OF THE ADJUSTED EARNINGS PER DILUTED SHARE, BECAUSE CERTAIN ITEMS MAY HAVE NOT YET OCCURRED OR ARE OUT OF THE COMPANY'S CONTROL AND/OR CANNOT BE REASONABLY PREDICTED.

CHART INDUSTRIES, INC. IS A LEADING INDEPENDENT GLOBAL MANUFACTURER OF HIGHLY ENGINEERED EQUIPMENT SERVICING MULTIPLE APPLICATIONS IN THE ENERGY AND INDUSTRIAL GAS MARKETS. OUR UNIQUE PRODUCT PORTFOLIO IS USED IN EVERY PHASE OF THE LIQUID GAS SUPPLY CHAIN, INCLUDING UPFRONT ENGINEERING, SERVICE AND REPAIR. BEING AT THE FOREFRONT OF THE CLEAN ENERGY TRANSITION, CHART IS A LEADING PROVIDER OF TECHNOLOGY, EQUIPMENT AND SERVICES RELATED TO LIQUEFIED NATURAL GAS, HYDROGEN, BIOGAS AND CO2 CAPTURE AMONGST OTHER APPLICATIONS. WE ARE COMMITTED TO EXCELLENCE IN ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE (ESG) ISSUES BOTH FOR OUR COMPANY AS WELL AS OUR CUSTOMERS. WITH OVER 25 GLOBAL LOCATIONS FROM THE UNITED STATES TO ASIA, AUSTRALIA, INDIA, EUROPE AND SOUTH AMERICA, WE MAINTAIN ACCOUNTABILITY AND TRANSPARENCY TO OUR TEAM MEMBERS, SUPPLIERS, CUSTOMERS AND COMMUNITIES. TO LEARN MORE, VISIT WWW.CHARTINDUSTRIES.COM.

© 2022 Chart Industries, Inc. Confidential and Proprietary | 2

© 2022 Chart Industries, Inc. Confidential and Proprietary 3 Fourth Quarter and Full Year 2021 Summary (1) Q4 and FY2020 included $25 and $98 million respectively, and FY21 included $20 million for Venture Global’s Calcasieu Pass project; when excluding BigLNG, the second figures are the change from Q4 and FY 2020 to Q4 and FY 2021. (2) Adjusted Non-Diluted EPS (a non-GAAP measure) is as reported on a historical basis. Please see reconciliation tables in accompanying earnings release for a reconciliation to the relevant GAAP measure. $ millions, except per share amounts Q4 2021 Q3 2021 Q4 2020 FY21 FY20 Consolidated Orders 460.9 350.2 417.0 1,676.1 1,210.1 % Change 32% 11% 39% Backlog 1,190.1 1,102.2 810.0 1,190.1 810.0 % Change 8% 47% 47% Sales 378.9 328.3 312.4 1,317.7 1,177.1 % Change (1) 15% 21% / 32% 12% / 20% Basic Earnings per Share (EPS) $0.34 $0.42 $1.06 $1.66 $1.95 Adjusted Non-Diluted EPS (2) $0.73 $0.55 $0.91 $2.84 $2.37 Green box denotes historical record

Q4 and Full Year 2021 Record Orders, Sales, Backlog

Q4 2021 (Quarterly Records)	Orders	Sales
Specialty Products		Y
Hydrogen & Helium	Y	Y
Water Treatment	Y	Y
Food & Beverage		Y
HLNG Vehicle Tanks		
Cannabis		Y
Other		
Cryo Tank Solutions		Y
Mobile Equipment		Y
Storage Equipment		Y
Engineered Tanks & Systems		Y
Heat Transfer Systems		
Repair, Service, Leasing		
Leasing		
EMEA & India repair, service		Y
North America repair, service		Y
Total Chart Industries	Y	Y

2021 (Full Year Records)	Orders	Sales	Backlog (12/31)
Specialty Products	Y	Y	Y
Hydrogen & Helium	Y	Y	Y
Water Treatment	Y	Y	Y
CCUS	Y	Y	Y
HLNG Vehicle Tanks	Y	Y	
Cannabis	Y	Y	Y
Other	Y	Y	Y
Cryo Tank Solutions	Y	Y	Y
Mobile Equipment	Y	Y	Y
Storage Equipment	Y	Y	Y
Engineered Tanks & Systems		Y	Y
Heat Transfer Systems			
Repair, Service, Leasing		Y	
Leasing		Y	
EMEA & India, repair, service	Y	Y	
North America repair, service		Y	
Total Chart Industries	Y	Y	Y

© 2022 Chart Industries, Inc. Confidential and Proprietary
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Sales & Operating Margin Trends © 2022 Chart Industries, Inc. Confidential and Proprietary 5 (1) Adjusted Operating Margin % is a non-GAAP measure. Please see reconciliation table at the end of the accompanying earnings release for a reconciliation to the relevant GAAP measure. We did not addback for adjusted operating income the following impacts, which we estimate totaled ~$16.78 million in the fourth quarter: • Specific material cost increases • Additional logistics and freight costs • COVID impacts on efficiency and labor sharing • Inefficiencies from Force Majeure from gas supplier • Higher transport costs • Supplier expedite costs to meet delivery requirements • Additional team member retention actions taken 13.1%

Q4 2021 Addback Specifics by Category

	Category	What is included in this?
1	Restructuring & Severance	• Severance costs for position eliminations • Xinye, China facility relocation • Corporate HQ move from Cryoport facility • Tulsa, OK ACHX consolidation to Beasley, TX • Restructuring certain repair activities in Houston, TX
2	Debt Refinancing Costs	• Write off of amortization of prior bank fees resulting from refinancing of revolving credit facility in October 2021
3	Deal-related & integration costs	• Costs related to pre-closing / diligence of acquisitions • Integration costs (year 1 only) • Legal costs related to the one specific pre-closing liability from cryobiological divestiture • Does not include any addback from deal amortization
4	Organic startup costs	• Startup of greenfield at Richburg, SC • Startup costs related to Tulsa, OK flex mfg • Training costs on new product lines
5	One-Time Gains	• Gain on purchase of Earthly Labs from previous minority investment
6	Mark-to-market of investments net of FX	• MTM of investments in McPhy and Stabilis net of FX impacts
7	Other Costs	• Legal / settlement

As previously indicated on the third quarter 2021 earnings call, we anticipate addback amounts to reduce in 2H 2022 given timing of acquisition integrations, inflight capacity startup expenses, as well as not anticipating any further banking/financing changes

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© 2022 Chart Industries, Inc. Confidential and Proprietary 7 Fourth Quarter and Full Year 2021 Earnings Per Share (1) Tax effect reflects adjustment at normalized periodic rates (2) Adjusted Non-Diluted EPS (a non-GAAP measure) is as reported on a historical basis. EPS adjustment reconciliation table is provided in accompanying press release financial tables. $ millions, except per share amounts Q4 2021 Q4 2020 Change v. PY FY 2021 FY 2020 Change v. PY Continuing Operations Net income from continuing operations $12.1 $37.5 ($25.4) $59.1 $68.9 ($9.8) Reported Basic EPS $0.34 $1.06 ($0.72) $1.66 $1.95 ($0.29) 1 Restructuring related costs 0.21 0.04 0.17 0.60 0.52 0.08 2 Deal related and integration costs 0.17 - 0.17 0.47 0.07 0.40 3 Start-up costs (organic) 0.08 - 0.08 0.25 - 0.25 4 Debt refinance costs 0.12 - 0.12 0.12 - 0.12 5 Air-X-Changers tradename impairment - 0.45 (0.45) - 0.45 (0.45) 6 Gains on purchase or sale (0.07) (0.14) 0.07 (0.07) (0.21) 0.14 7 Investment equities mark-to-market (0.06) (0.49) 0.43 (0.12) (0.37) 0.25 8 Other one-time items 0.01 0.02 (0.01) 0.14 0.10 0.04 9 Tax effects (1) (0.07) (0.03) (0.04) (0.21) (0.14) (0.07) Adjusted Non-Diluted EPS (2) $0.73 $0.91 ($0.18) $2.84 $2.37 $0.47 Green box denotes historical record

Year-Over-Year Material Cost Change & Chart Pricing © 2022 Chart Industries, Inc. Confidential and Proprietary 8 Carbon Steel • Trending downward for past 2 months • Actively depleting safety stock Stainless Steel • Futures indicate this will begin trending downward • Will begin depleting safety stock Aluminum • Trending up • Have already locked in months of safety stock Standard product pricing (4 increases since July 1, 2021) Long-term agreement pricing mechanisms in contracts Project based specific material pricing with shorter bid validity timing Three Main Raw Material Inputs & Cost Change from 1/31/2021 to 1/31/2022 Three Main Pricing Approaches

Structural Pricing Actions

First Half 2021

Increase in Material Costs from 1/1/2021 to 6/30/2021:
- Aluminum +22%
- Carbon steel +41%
- Stainless steel +21%

Price Changes:
- Q1 2021: IG Majors pricing mechanism is adjusted quarterly or semi-annually
- Tiered distributor pricing for IG independents in place

Q3 2021

Increase in Material Costs from 6/30/2021 to 9/30/2021:
- Aluminum +18%
- Carbon steel +24%
- Stainless steel +12%

Price Changes:
- July 1, 2021: Global IG LTA and standard price increases (PERMANENT)
- August 1, 2021: Key IG EMEA Customers price increases (PERMANENT)
- September 1, 2021: Surcharge on non-LTA or projects with material cost updates (TEMPORARY)
- Throughout Q3: Project bids updated for material cost changes with shorter bid validity (PERMANENT)

Q4 2021

Change in Material Costs from 9/30/2021 to 12/31/2021:
- Aluminum +0.5% increase
- Carbon steel (13%) decrease
- Stainless steel +7% increase

Price Changes:
- October 2021: Additional base price increase into effect for all new orders (PERMANENT)
- Implemented rolling IG major LTA mechanism more frequently (TEMPORARY)
- Specific additional material passthrough of backlog (ONE-TIME)
- Implemented storage fees at repair sites (PERMANENT)
- Eliminated free freight on volume purchases (PERMANENT)
- Increased surcharge % (TEMP)

1H '22 F / 2H '22 F

Cost & Availability
- Anticipate main material categories costs tempering in 1H 2022
- Expect port and freight challenges to continue to mitigate in Q1 and Q2 2022

Price Changes:
- January 1, 2022: Rolling IG Major index adjusted price updates
- January 1, 2022: HLNG vehicle tank customer specific price increase effective
- February 18, 2022: distributors and direct accounts price increases in CTS and specialty products
- Q1 2022: select China price increases

Green text are changes to this slide since our Q3 2021 earnings call presentation

© 2022 Chart Industries, Inc. Confidential and Proprietary
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Estimate of Organic Cost Out Actions, Excluding Pricing

Item	Description (of select project examples)	Category	Annualized Est. Savings ($ millions)
1	LTA, synergy, volume supply chain savings	Sourcing	8.5
2	Operations cost negotiation projects	Sourcing	5.0
3	Further utilization of Hyderabad, India COE for backoffice	Backoffice / Engineering	2.4
4	Elimination of free freight on volume orders	Commercial	2.0
5	Teddy and Ball Ground, GA specific changes in components	Operational (efficiency)	1.7
6	Indirect services	Sourcing	1.0
7	Utilization of pre-made chassis on mobile production	Operational (efficiency)	0.5
8	3D-Bending on annular space piping at GOFA trailers	Operational (Automation)	0.3
9	BlueInGreen SL100, SL200, SL300 skids to in-house mfg	Operational (efficiency)	0.2
10	Robotic welding of outer heads & handling rings at GA	Operational (Automation)	0.2
11	Teddy trailer in-house paint booth	Operational (efficiency)	0.2
12	Nozzle weld robotics and SAW weld on headers -Beasley, TX	Operational (Automation)	0.2
13	Other	Operational	6.7
14	Total		$28.9

Operational annualized savings estimate = $10.0 million + Sourcing annualized savings estimate = $14.5 million + Back Office annualized savings estimate = $2.4 million + Commercial (not price) annualized savings estimate = $2.0 million = $28.9 million

© 2022 Chart Industries, Inc. Confidential and Proprietary

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Estimate of Organic Capacity & Automation Capex 11 # Description Category Done? 2021 Act 2022 Fcst 2023 Fcst 1 Maintenance Capital Maintenance $24.3 $22.0 $24.0 2 Tulsa BAHX Furnace Line Capacity 4.2 7.0 7.0 3 GOFA Germany Trailer Production Expansion Capacity/Automation 0.1 7.6 3.2 4 SriCity, India Production Expansion D&S Capacity 1.9 5.5 0.0 5 Leasing Fleet Expansion Growth 8.4 3.0 5.0 6 Robotics and Augmented Reality Implementation Capacity/Productivity 3.0 2.0 5.0 7 Theodore, AL Production Expansion (IG, ORCA, CO2) Capacity/Automation 0.0 2.6 2.8 8 Product line moves from MN to Alabama (Permas) Productivity 0.3 2.6 0.4 9 CryoDiffusion VIP Manufacturing Line Implementation Capacity/Productivity 0.0 0.5 0.0 10 Tulsa Flex Manufacturing Startup Capacity/Productivity 2.7 1.3 0.0 11 Richburg, SC Greenfield Startup Capacity Yes 6.0 0.0 0.0 12 Corporate HQ move (from Cryoport building) Mandatory Yes 1.8 0.0 0.0 13 Chart Total $52.7 $54.1 $47.4 © 2022 Chart Industries, Inc. Confidential and Proprietary

Fourth Quarter and Full Year 2021 Free Cash Flow

CHART
Cooler By Design.

We were able to accelerate certain capex into Q4 to provide more growth & capacity faster in 2022, including:

Capex	$M
Leasing fleet	$2.3
SriCity expansion	1.9
Tulsa Flex	1.0
Robotics	0.7
Automation -China	0.4
Total accelerated	6.3

$ millions, except per share amounts Consolidated	Q4 2021	Q4 2020	Change v. PY	FY 2021	FY 2020	Change v. PY
Net income, adjusted (1)	$5	$20	($15)	$61	$84	($24)
Depreciation and amortization	21	18	3	81	85	(4)
Accounts receivable	1	(38)	39	(31)	(10)	(21)
Inventory	17	(6)	23	(78)	(35)	(43)
Unbilled contract revenues and other assets	3	(5)	8	(71)	(5)	(66)
Accounts payable and other liabilities	(12)	78	(90)	(10)	63	(73)
Customer advances and billings in excess of contract revenue	(15)	(7)	(8)	28	(9)	37
Net Cash Provided By Operating Activities	$20	$60	($40)	($21)	$173	($194)
Capital expenditures	(16)	(10)	(6)	(53)	(38)	(15)
Free Cash Flow (2)	$4	$50	($46)	($74)	$135	($209)
Adjustments						
Divestiture related tax payments	-		-	21	-	21
Earthly Labs Acquisition	2	-	2	2	-	2
Non-recurring costs	13	(3)	16	46	17	29
Add back inventory for strategic build (3)	15	-	15	77	-	77
Adjusted Free Cash Flow (2)	$34	$47	($13)	$72	$152	($80)

(1) *"Net income, adjusted" is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative* to net income in accordance with U.S. GAAP. Reconciliation to Net Income (U.S. GAAP) is provided in accompanying press release financial tables.

(2) *"Free Cash Flow" and "Adjusted Free Cash Flow" are not measures of financial performance under U.S. GAAP and should not be* considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilitates useful period-to period *comparisons of the Company's operating results.*

(3) Inventory for strategic build is based upon actual safety stock as well as cost increases which are equivalent to approximately 15% (safety stock) and 17% (inflation) increases respectively (from December 2020)

© 2022 Chart Industries, Inc. Confidential and Proprietary

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Full Solutions Platforms Across the Nexus of Clean

Clean End Market	Solution	GTLS Process Technologies (Owned in Full)	GTLS Process Technologies Through Minority Ownership	GTLS Equipment
Clean Power	• Hydrogen • Helium • LNG • Biogas	Cryo Technologies CHART Cooler By Design.	TRANSFORM MATERIALS McPhy	• BAHX • ACHX • Bulk & Microbulk • Fans • Transports • Valves / Vaporizers • Expanders • Liquefiers • Cold Boxes
Clean Water	• Water& Wastewater Treatment • Desalination	BlueInGreen solutions for water quality AdEdge water technologies		• Bulk tanks • Dissolution equipment • Vaporizers • Cryo-lease
Clean Food, Beverages & Agriculture	• Small-Scale Carbon Capture • Clean Beverages	Earthly Labs		• Microbulk tanks • Dosers • Vaporizers • Transports
Clean Industrials	• Post Combustion Carbon Capture • Hydrogen/He	SES INNOVATION A Chart Industries Company	Svante TRANSFORM MATERIALS	• Heat exchangers • Storage tanks • Vaporizers • VIP/VJP • Transports • Liquefiers • Cold Boxes • Expanders

© 2022 Chart Industries, Inc. Confidential and Proprietary | 13

© 2022 Chart Industries, Inc. Confidential and Proprietary 14 Q4 and FY2021 FOAKs and New Customers First of a Kinds (FOAKs) in Q4: 22 First of a Kinds (FOAKs) in 2021: 79 Water BioLNG Cannabis Space New Customers in Q4: 99 New Customers in 2021: 402 HLNG Beverage Hydrogen Marine / Hydrogen First full-scale system to use novel media for PFAS treatment IPSMR® LNG plant in Germany that will be used to liquefy natural gas containing a significant bio component N2 doser for Cannabis drinks Mobile LN2 unit First HLNG fuel tanks for Blue Energy Motors in India Liquid hydrogen trailers for the Korean market Marine Liquid Hydrogen pre- Feed study for cruise ship propulsion

Rich Cavagnaro Co-Founder AdEdge Greg Gilles Co-Founder AdEdge Amy George Founder & CEO Earthly Labs Larry Baxter Co-Founder SES Andy Baxter Co-Founder SES Danny Mascari CEO L.A. Turbine Rick Hessinger Founder & CEO Cryo Technologies Founders’ Innovation Team 15

Inorganic Examples of Immediate Impacts to Chart Spotlighting our most recent two acquisitions © 2022 Chart Industries, Inc. Confidential and Proprietary 16 AdEdge adding Treatment-as-a- Service to their PFAS offering, landing a $600k PFAS TaaS contract in January 2022 AdEdge utilizing Chart’s flex manufacturing facility in Tulsa, OK and our RSL 24 hour service capabilities to win a $1.4 million Reverse Osmosis contract in Texas in January 2022 Earthly Labs selling larger Elm units and partnering with Chart’s RSL Cryo-Lease group to offer leasing option; leads at final stages Earthly Labs selling Chart nitrogen dosers to brewery customers (expanding the offering to existing and new customers) Earthly Labs being requested by brewery customers for BIG and AdEdge water treatment for existing brewery locations AdEdge talented operations resource proactively joins Chart’s Emerging Leaders program

Founders’ Commercially Ready Example Linking the Nexus of Clean © 2022 Chart Industries, Inc. Confidential and Proprietary 17 Ultrapure water for green hydrogen generation

© 2022 Chart Industries, Inc. Confidential and Proprietary 18 Specialty Products: Hydrogen– a Record Year in 2021 H2 Orders $M Q1 2020 $4.2 Q2 2020 1.2 Q3 2020 9.2 Q4 2020 23.5 Q1 2021 71.2 Q2 2021 81.9 Q3 2021 43.6 Q4 2021 85.4 • Q4 2021 Hydrogen orders of $85.4 million brings full year 2021 hydrogen and helium related orders to $282.1 million • Orders received for first liquid hydrogen trailers for use in South Korea • Booked a hydrogen liquefier order in Q4 2021 with a new customer in a new geography • Record orders of 62 trailers more than double previous order record (26 in 2020) • Currently quoting on equipment and/or hydrogen projects at various stages with 364 different customers & potential customers • Building commercial opportunities organically and with our partners • Anchor investor in the FiveT Hydrogen Fund which closed in Q4 2021 • Executed MOU with Howden to develop standardized, integrated hydrogen solutions • Announced MOU for joint venture with Hylium in S. Korea • Supported Forze (University of Delft) with development of ‘Forze IX” hydrogen racing car • Delivering NOW! • Record GTLS hydrogen orders, backlog, sales, gross profit and operating income in Q4 2021 and for the full year 2021 • Public & private sectors continue to support hydrogen development • EU’s transport commissioner expects 60,000 hydrogen trucks on European roads by 2030 (17% of new trucks in 2030 expected to run on hydrogen) Record hydrogen and helium related orders of $282.1 million, surpassing prior record of $38.1 million by 640%

Hydrogen is Both Regional and Global

Canada

- Growing trend toward liquid hydrogen
- National hydrogen strategy supports investment
- Provinces / locations drive behavior

United States

- Beginning to move to networks / scaling of infrastructure
- State level activity is still extremely varied
- Development of hydrogen hubs

EMEA

- Gaseous still predominant yet traditional GH2 users are contemplating liquid investment
- Plenty of bus / train development underway

China

- Government support
- Large industrial gas investment in the region
- Group Code is lengthy process

South & Central America

- Seeing collaboration between renewables and CCUS
- Early days of small, pilot projects that are not interlinked

South Korea

- In country partnerships are crucial
- Regional certifications are important
- Market is a natural for liquid hydrogen
- Investment ramping very quickly

Australia

- Long haul trucking is a priority
- Will need to be thoughtful on locations of production sites

India

- Developing long-term hydrogen plan as part of energy strategy
- Limited current / near-term commercialization

© 2022 Chart Industries, Inc. Confidential and Proprietary
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Cryo Tank Solutions: China Setting Records © 2022 Chart Industries, Inc. Confidential and Proprietary 20 Chart China Set Numerous Records in 2021; Expected to Exceed Them in 2022 2021 Records Recent China Policy Supports Chart Growth • Full year 2021 orders • Full year 2021 sales • Full year operating income • Full year operating income % of sales • Q4 2021 gross margin as a percent of sales • Q4 2021 operating income as a percent of sales • China standardized and expanded ISO manufacturing line supported total Chart ISO record sales • National Cleaner Production Implementation Plan promotes clean and low-carbon reforms, implement carbon reduction projects such as green hydrogen refining and accelerate the demonstration of cleaner production technologies in hydrogen (11/9/2021) • Development of multimodal transport promoting the integration of various modes of transport while promoting energy conservation, emission and carbon reduction (1/17/2022) • Development of modern comprehensive transportation system including carrying out the construction of LNG filling stations along three specific lines and canals plus accelerating the construction of nat gas pipelines (01/18/2022)

Repair, Service, Leasing: Leasing Continues to Grow © 2022 Chart Industries, Inc. Confidential and Proprietary 21 2019 2020 2021 Leasing Revenue Number of Assets In Fleet Number of Customers with Active Leases $1.1 million $1.6 million $48.9 million 58 118 137 Fleet Assets + Underway Additions to Fleet 58 118 204 23 33 72 $19.1 million of this lease revenue is reflected in Specialty Products segment, the remainder is in RSL

Heat Transfer Systems: Bullish on 2022 LNG

Over 120 opportunities in our commercial pipeline for Big LNG, regas and small-scale LNG, totaling over $2.2 billion

Big LNG

- Over $800 million of potential Big LNG orders in 2022
- Global movement toward modular approach expanding process opportunities on additional Big LNG projects
- Additional IOC qualification of IPSMR® and IPSMR®+ received in Q4 2021
- Additional patent for IPSMR® received in Q4 2021

Small-scale, BioLNG, Regas

- Over $1.5 billion of commercial opportunities at various stages

Project Type	Number in pipeline	$ in pipeline ($M)
Regas +	140	$423
Biogas liquefiers	13	165
ssLNG N.AM	22	369
ssLNG S.AM	10	174
ssLNG EU	7	135
ssLNG Africa	2	21
ssLNG ROW	11	215

LNG infrastructure

- Full year 2021 record HLNG vehicle tank orders and sales
- Full year and fourth quarter 2021 record fueling station orders
- Record full year India orders, many of which are for LNG infrastructure
- Global growth expected in LNG infrastructure in 2022 with ongoing public support

© 2022 Chart Industries, Inc. Confidential and Proprietary
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© 2022 Chart Industries, Inc. Confidential and Proprietary 23 Full Year 2022 Outlook, Excluding BigLNG Revenue $1.7 billion to $1.85 billion Excluding any additional Big LNG revenue Non-Diluted Adjusted EPS $5.25 to $6.50 Assumes 19% ETR and 35.6M shares outstanding Capital Expenditures Approximately $50 to $55 million # Revenue Build for 2022, Excluding Big LNG $M 1 Current Backlog for 2022 Shipments $951 2 Book & ship within same year (1) 630 – 760 3 1H 2022 liquefaction orders (revenue recognition in 2022) (regardless of molecule) 40 – 50 4 Full year of Richburg SC Repair Location, L.A. Turbine, AdEdge, Earthly Labs 80 – 90 5 2022 Estimate, excluding any Big LNG (rounded) 1,700-1,850 Backlog $M 12/31/2021 1H ’22 2H ’22 Specialty $197 $158 CTS 227 107 HTS 115 105 RSL 33 11 Chart 571 380 (1) estimate based on our existing commercial pipeline with 40% probability expected to close between now and 6/30/2022 at 40% to 50% win rate, excluding specific projects in row 3 and 4 on this table Adjusted Free Cash Flow Approximately $175 to $225 million

Historical and Expected 2022 Sales Trend by Quarter 24 • First quarter of each year continues to be our lowest quarter of the year resulting from traditional timing of capital spend of customers and Chinese New Year • Our historical revenue timing has been stronger second and third quarters with comparatively weaker first and fourth quarters. In 2021, we experienced steadily increasing revenues quarter by quarter through the year, and we expect that trend to occur again in 2022; in particular given the timing of revenue recognition related to the four liquefaction orders booked the last week of December 2021 • This slide is not intended to convey specific quarterly guidance and we do not intend to provide quarterly guidance information on a quarterly basis © 2022 Chart Industries, Inc. Confidential and Proprietary

Registration for GTLS Investor Day, May 5, 2022 25 • Date: May 5, 2022: 7:30am eastern to 11:30am eastern • Location: NYSE (NY, NY) • Register: https://investorday.chartindustries.com © 2022 Chart Industries, Inc. Confidential and Proprietary

Appendix 26

© 2022 Chart Industries, Inc. Confidential and Proprietary 27 Fourth Quarter and Full Year 2021 Adjusted EBITDA (1) “EBITDA” and “Adjusted EBITDA” are not measures of financial performance under U.S. GAAP and should not be considered as an a lternative to net income in accordance with U.S. GAAP. Management believes that EBITDA and Adjusted EBITDA facilitate useful period-to-period comparisons of our financial results, and this information is used by us in evaluating our internal performance. $ millions, except per share amounts Consolidated Q4 2021 Q4 2020 Change v. PY FY 2021 FY 2020 Change v. PY Net income from continuing operations $12.4 $37.9 ($25.5) $60.9 $70.3 ($9.4) Income tax expense, net 3.6 6.0 (2.4) 13.5 15.0 (1.5) Interest expense, net 3.3 (3.5) 6.8 10.7 17.7 (7.0) Depreciation and amortization 20.8 18.3 2.5 80.6 85.2 (4.6) EBITDA (1) $40.1 $58.7 ($18.6) $165.7 $188.2 ($22.5) Non-recurring costs 14.8 (4.3) 19.1 46.3 19.6 26.7 Share-based compensation 3.1 1.8 1.3 11.2 8.6 2.6 Adjusted EBITDA (1) $58.0 $56.2 $1.8 $223.2 $216.4 $6.8

Segment Information

Sales ($M, except %)	Q4 '21	% Chg PQ	% Chg PY	FY 2021	% Chg PY
Specialty Products	131.9	12.8%	55.0%	432.9	78.4%
Cryo Tank Solutions	133.5	19.0%	20.8%	447.4	7.6%
Repair, Service, Leasing	44.7	-3.5%	9.0%	187.0	18.1%
Heat Transfer Systems	71.9	27.5%	-8.9%	262.7	-29.0%

Reported Op Income ($M, except %)	Q4 '21	% Chg PQ	% Chg PY	FY 2021	% Chg PY
Specialty Products	26.4	0.0%	32.7%	94.1	55.0%
Cryo Tank Solutions	10.9	-16.2%	-2.7%	52.9	0.8%
Repair, Service, Leasing	7.2	227.3%	-40.5%	23.3	-23.1%
Heat Transfer Systems	-5.8	-41.4%	-43.4%	-12.3	-209.8%

Adjusted Op Income ($M, except %)	Q4 '21	% Chg PQ	% Chg PY	FY 2021	% Chg PY
Specialty Products	27.8	-5.1%	40.2%	103.1	62.1%
Cryo Tank Solutions	13.8	-14.7%	15.8%	61.4	16.5%
Repair, Service, Leasing	9.3	50.0%	-26.2%	30.3	-10.4%
Heat Transfer Systems	-1.6	-83.3%	-118.1%	1.5	-95.7%

Adjusted Op Margin ($M, except %)	Q4 '21	Bps Chg PQ	Bps Chg PY	FY 2021	Bps Chg PY
Specialty Products	21.1%	-400 bps	-220 bps	23.8%	730 bps
Cryo Tank Solutions	10.3%	-410 bps	-40 bps	13.7%	100 bps
Repair, Service, Leasing	20.8%	740 bps	-1000 bps	16.2%	-520 bps
Heat Transfer Systems	-2.2%	1200 bps	-1090 bps	0.6%	-900 bps
Heat Transfer Systems (excl Big LNG project)	-2.2%	1160 bps	1090 bps	-3.9%	100 bps

Green box denotes historical record

(1) Adjusted Operating Margin % is a non-GAAP measure. Please see reconciliation table at the end of the accompanying earnings release for a reconciliation to the relevant GAAP measure.

© 2022 Chart Industries, Inc. Confidential and Proprietary

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2H 2021 Challenges & Actions (1/4)

#	Challenge	Specific Impact Examples	Actions Taken	Risk Level as of 9/30/2021 (as presented at Q3 2021 earnings call)	Risk Level as of 12/31/2021

1	Material Cost	As of 9/30/2021 as presented on Q3 2021 earnings call
		• Increases in key raw material costs since 6/30/2021
		  • Aluminum +18%
		  • Carbon steel +24%
		  • Stainless steel +12%
		• YTD increases in key raw material costs (since 1/1/2021):
		  • Aluminum +40%
		  • Carbon steel +65%
		  • Stainless steel +33%
		
		As of 12/31/2021: Change in Material Costs from 9/30/2021 to 12/31/2021:
		  • Aluminum +0.5% increase
		  • Carbon steel (13%) decrease
		  • Stainless steel +7% increase
			As of 9/30/2021 as presented on Q3 2021 earnings call
			• Price increases in effect July 1, 2021; specific EMEA IG price increases 8/1/2021
			• Surcharges on new orders (9/1/21 fwd)
			• Secured stock, locked in price earlier in year
			• Organic cost out actions in operations
			• Standard T&C's updated allowing cost change based on metal market change for quotes
			• Outstanding project bids updated with current costs for validity
			• Additional price increase effective 10/20/2021
			
			Additional actions taken in Q4 2021 – refer to slide 6 of this presentation
				Expecting to continually monitor and react to this through Q2 2022:
				• Regionally dependent
				• Material specific
					Improving availability of material; continue to anticipate that we will operate at these higher costs through 1H 2022 (view is in line with what was said on Q3 2021 earnings call regarding timing.

© 2022 Chart Industries, Inc. Confidential and Proprietary
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2H 2021 Challenges & Actions (2/4)

#	Challenge	Specific Impact Examples	Actions Taken	Risk Level as of 9/30/2021 (as presented at Q3 2021 earnings call)	Risk Level as of 12/31/2021
2	Supply Chain Disruption	As of 9/30/2021 as presented on Q3 2021 earnings call; reiterating as of 12/31/2021 • Trucks, drivers, materials, components are not available • Long lead times (improving at 12/31/2021) • Surge in ports congestion Worldwide shortage of shipping containers & increased costs for ocean freight (container cost +34% from end of Q2 2021 to end of Q3 2021) As of 12/31/2021: • Availability of containers and trucks is improving. • Container cost -13% from end of Q3 2021 to end of Q4 2021.	As of 9/30/2021 as presented on Q3 2021 earnings call; reiterating as of 12/31/2021 plus additional bolded actions: • Increase to surcharge • Storage fees for onsite storing of tanks and trailers • Eliminated program of free freight on volume shipments • Established alternative and localized suppliers • Where able, locking in access to material through 1H 2022 • Securing safety stock	Mixed, some specific improvements, some continuance; optionality around localization of manufacturing and supply	Improving somewhat from Q3 2021 perspective given the availability of transport as well as Q1 2022 will be our first full quarter where we are able to close the gap between cost of shipping and billing in full for that cost.
3	Force Majeure on Delivery of Gas to Industrial Customer Facilities	As of 9/30/2021 as presented on Q3 2021 earnings call: • Force Majeure issued for manufacturing customers (non-oxygen critical customers) from August 11th until October 7th • Reduced weekly allocations of gas by 80% in some cases, resulting in production shutdowns As of 1/11/2022: FM put back in place for Georgia, USA facility by supplier of gas, same actions taken	As of 9/30/2021 as presented on Q3 2021 earnings call; reiterating as of 12/31/2021: • In-house trailering of gas for production in Southeast USA • Hired certified driver and trucked our own gas to keep shops running (minimal disruption, but additional cost)	Force Majeure ended 10/7/2021	Force Majeure put back in place in Georgia, USA in early January 2022 and is still currently in place. We have responded by utilizing our own trailer again and there has been no disruption to our production to date.

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2H 2021 Challenges & Actions (3/4) # Challenge Specific Impact Examples Actions Taken Risk Level as of 9/30/2021 Risk Level as of 12/31/2021 4 Labor Availability & Cost including COVID-19 resurgence As of 9/30/2021 as presented on Q3 2021 earnings call: • From August 1 to September 30, average of 3.7% of production workforce in U.S. shops was out with COVID by week • September 2021 was our second highest month of cases since beginning of COVID • Hired 372 people in Q3 2021 • More incentives put in place to attract talent; increase in wages YTD 2021 for welders As of 12/31/2021: • Average 1.71% of US workforce out in Q4 2021 due t COVID • Further team member retention actions taken As of 9/30/2021 as presented on Q3 2021 earnings call: • Contract labor and multiple shifts • Leveraging flexible manufacturing • Welders / machinists temporarily reassigned to other facility locations (which can drive inefficiencies) • Internal Chart welding school • Outsource specific steps in process As of 12/31/2021: • Reiterating actions in Q3 2021 remain in place plus further team member retention actions taken Labor Needs Substantially Addressed Labor Needs continue to be addressed and limited turnover in our shops © 2022 Chart Industries, Inc. Confidential and Proprietary 31

2H 2021 Challenges & Actions (4/4)

#	Challenge	Specific Impact Examples	Actions Taken	Risk Level as of 9/30/2021 as presented on Q3 2021 earnings call	Risk Level as of 12/31/2021
5	Weather Impacts	As of 9/30/2021 as presented on Q3 2021 earnings call: • China typhoons disrupted shipping (end of July 2021) / flooding has constrained coal mines, in turn further impacting supply chain • U.S Hurricane Ida added further supply chain, labor, part availability and customer receipt challenges	As of 9/30/2021 as presented on Q3 2021 earnings call: • Capacity/ flex manufacturing • More than one Chart location that can make each product • Self-site repairs Did not have Q4 2021 disruptions	Improved	Did not have Q4 2021 weather disruptions
6	China	As of 9/30/2021 as presented on Q3 2021 earnings call: • New government enforcement of energy controls by region began September 16, 2021 • China's Ningbo Port shut for 2 weeks in August 2021 As of 12/31/2021: No government energy restrictions	• As of 9/30/2021 as presented on Q3 2021 earnings call: • Currently, our China operations will have power supply as either "five normal, two restricted" or "four normal, three restricted" which allows us to hit our Q4 forecast if that remains in place • Alternating when shifts are complete and remote work for office These actions continued into the first half of Q4 2021 and restrictions were lifted by end of November 2021	Ongoing, with mitigation steps in place	Improved with no further electricity lockdowns/ restrictions at the current time

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